Fourth Quarter 2019 Financial Supplement 1 1

DISCLOSURES In this presentation (1) “CatchMark” refers to CatchMark Timber Trust, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (NYSE: CTT), (2) “Triple T” refers to TexMark Timber Treasury, L.P., a Delaware limited partnership that is a joint venture managed by CatchMark and in which CatchMark holds a common limited partnership interest, and (3) “Dawsonville Bluffs” refers to Dawsonville Bluffs, LLC, a Delaware limited liability company that is a joint venture managed by CatchMark and in which CatchMark holds a 50% limited liability company interest. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this presentation include, but are not limited to, our guidance with respect to our anticipated 2020 results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations, including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located; (iii) the cyclical nature of the real estate market generally, including fluctuations in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and- better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (viii) we may not be able to access external sources of capital at attractive rates or at all; (ix) potential increases in interest rates could have a negative impact on our business; (x) our share repurchase program may not be successful in improving stockholder value over the long-term; (xi) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; (xii) we may not be successful in effectively managing the Triple T joint venture and the anticipated benefits of the joint venture may not be realized, including that our asset management fee could be deferred or decreased, we may not earn an incentive-based promote and our investment in the joint venture could lose value; and (xiii) the factors described in Item 1A Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

STRATEGIES PRODUCE STABLE, VISIBLE, HIGH- QUALITY CASH FLOW CatchMark acquires prime timberlands in high-demand mill markets and manages operations to generate highly-predictable and stable cash flow that comfortably covers its dividend and is designed to deliver consistent growth through the business cycle. PRIME QUALITY HIGH-DEMAND SUPERIOR MANAGEMENT PREDICATABLE TIMBERLANDS MILL MARKETS CASH FLOW GROWTH DISCIPLINED ACQUISITIONS OF HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT PRIME TIMBERLANDS PROVIDES RELIABLE OUTLET FOR MAXIMIZES CASH FLOWS THROUGHOUT PRODUCES DURABLE REVENUE GROWTH AVAILABLE MERCHANTABLE INVENTORY THE BUSINESS CYCLE DRIVES STABILITY AND PREDICTABILITY OF CASH FLOW 3

Financial and Operating Information 4 4

FINANCIAL HIGHLIGHTS (in thousands, except per share data) Results of Operations Q4 2019 Q4 2018 FY 2019 FY 2018 Revenues $29,096 $22,927 $106,709 $97,857 Loss before unconsolidated joint ventures and income taxes $(4,471) $(5,536) $(4,977) $(15,090) Net loss $(11,804) $(38,218) $(93,321) $(122,007) Net loss per share – basic and diluted $(0.24) $(0.78) $(1.90) $(2.55) Adjusted EBITDA (1) $15,135 $9,420 $56,906 $49,786 Weighted-average common shares outstanding - basic and diluted 49,007 49,082 49,038 47,937 Capital Resources and Liquidity FY 2019 FY 2018 Cash provided by operating activities $32,942 $29,796 Cash provided by (used in) investing activities $22,830 $(212,514) Cash provided by (used in) by financing activities $(49,899) $180,527 Cash Available for Distribution (CAD) (4) $35,677 $33,260 12/31/2019 12/31/2018 Debt (2) $458,555 $478,619 Cash $11,487 $5,614 Net Debt $447,068 $473,005 Net Debt/Adjusted EBITDA (1) 7.9x 9.5x Net Debt/Enterprise Value (3) 44% 58% Cash $11,487 $5,614 Credit Facilities Capacity Revolving line of credit 35,000 35,000 Acquisition facility 150,064 130,000 $196,551 $170,614 1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 2. Debt is gross of deferred financing costs. 5 3. Enterprise value is based on equity market capitalization as of the last trading day of the respective period plus net debt. 4. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution and slide 7 for a reconciliation of Cash Provided by Operating Activities to Cash Available for Distribution.

ADJUSTED EBITDA BY SEGMENT

(in thousands)	Q4 2019	Q4 2018	FY 2019	FY 2018
Timber sales	**$20,027**	$16,315	**$72,557**	$69,455
Other revenue	**1,246**	1,152	**4,632**	5,279
(-) Contract logging and hauling costs	**(8,351)**	(7,315)	**(31,129)**	(31,469)
(-) Forestry management expenses	**(1,709)**	(1,661)	**(6,691)**	(6,283)
(-) Land rent expense	**(124)**	(170)	**(524)**	(660)
(-) Other operating expenses	**(1,846)**	(2,106)	**(6,460)**	(6,303)
(+) Stock-based compensation	**74**	23	**263**	333
(+) Other[1]	**418**	613	**1,022**	839
Harvest EBITDA	**$9,735**	$6,851	**$33,670**	$31,191
Timberland sales	**$4,994**	$2,616	**$17,572**	$17,520
(-) Cost of timberland sales	**(4,505)**	(1,922)	**(15,067)**	(13,512)
(+) Basis of timberland sold	**4,249**	1,707	**14,054**	12,380
Real Estate EBITDA	**$4,738**	$2,401	**$16,559**	$16,388
Asset Management Fees	**$2,829**	$2,844	**$11,948**	$5,603
Unconsolidated Dawsonville Bluffs Joint Venture EBITDA	**465**	423	**4,801**	6,828
Investment Management EBITDA	**$3,294**	$3,267	**$16,749**	$12,431
Total Operating EBITDA	**$17,767**	$12,519	**$66,978**	$60,010
(-) General and administrative expense	**$(3,750)**	$(3,823)	**$(13,300)**	$(12,425)
(+) Stock-based compensation	**764**	495	**2,527**	2,356
(+) Interest Income	**62**	82	**204**	262
(+/-) Other[1]	**292**	147	**497**	(417)
Corporate EBITDA	**$(2,632)**	$(3,099)	**$(10,072)**	$(10,224)
Adjusted EBITDA	**$15,135**	$9,420	**$56,906**	$49,786

1. Other includes (a) non-cash items: amortization, depreciation, stock-based compensation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

6 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019
CatchMark

CASH AVAILABLE FOR DISTRIBUTION

(in thousands, except per share data)	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
Cash Provided by Operating Activities	$28,494	$30,849	$27,419	$29,796	**$32,942**
Capital expenditures (excluding timberland acquisitions)	(2,668)	(3,195)	(5,617)	(4,571)	**(4,178)**
Working capital change	750	(116)	1,136	3,751	**2,817**
Distributions from unconsolidated joint ventures	-	-	-	4,744	**3,830**
Other	111	322	1,319	(460)	**266**
Cash Available for Distribution (1)	$26,687	$27,860	$24,257	$33,260	**$35,677**
Adjusted EBITDA (2)	$32,279	$36,808	$41,970	$49,786	**$56,906**
Interest paid	(2,924)	(5,753)	(10,093)	(13,643)	**(17,058)**
Capital expenditures (excluding timberland acquisitions)	(2,668)	(3,195)	(5,617)	(4,571)	**(4,178)**
Distributions from unconsolidated joint ventures	-	-	-	8,516	**4,808**
Adjusted EBITDA from unconsolidated joint ventures	-	-	(2,003)	(6,828)	**(4,801)**
Cash Available for Distribution (1)	$26,687	$27,860	$24,257	$33,260	**$35,677**
Dividends paid	$19,590	$20,382	$21,349	$25,601	**$26,269**
Weighted-average shares outstanding, end of period	39,348	38,830	39,751	47,937	**49,038**
Dividends per Share	$0.50	$0.53	$0.54	$0.54	**$0.54**
Payout Ratio	73%	73%	88%	77%	**74%**

1. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution.
2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.

7 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

CatchMark

U.S. SOUTH TIMBER OVERVIEW

	2018					2019				
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	YTD
Timber Sales Volume ('000 tons)										
Pulpwood	354	342	343	317	1,356	294	303	373	**332**	**1,302**
Sawtimber	221	219	185	192	817	188	177	237	**271**	**873**
Total	575	561	528	509	2,173	482	480	610	**603**	**2,175**
Delivered vs Stumpage										
Delivered % as of total volume	83%	80%	78%	78%	80%	79%	74%	64%	**67%**	**71%**
Stumpage % as of total volume	17%	20%	22%	22%	20%	21%	26%	36%	**33%**	**29%**
Net Timber Sales Price ($ per ton)										
Pulpwood	$14	$13	$13	$14	$14	$15	$14	$14	**$13**	**$14**
Sawtimber	$23	$24	$24	$25	$24	$24	$24	$24	**$23**	**$24**
Sold Under Timber Supply Agreements										
Volume	171	168	190	178	707	130	162	149	**150**	**591**
% of total volume	30%	43%	36%	35%	33%	27%	34%	24%	**25%**	**27%**
Summary Financial Data ($ in '000s)										
Timber sales	$18,653	$17,745	$16,742	16,315	$69,455	$16,079	15,044	17,880	**18,228**	**$67,231**
(-) Contract logging and hauling costs	(8,582)	(7,959)	(7,613)	(7,315)	(31,469)	(7,152)	(6,579)	(7,092)	**(7,485)**	**(28,308)**
Net timber sales	$10,071	$ 9,786	$ 9,129	$9,000	$37,986	$8,927	$8,465	$10,788	**$10,743**	**$38,923**
Other revenues	1,199	1,670	1,319	1,152	5,279	1,090	1,322	974	**1,246**	**4,632**
Total net timber sales and other revenues	$11,270	$11,456	$10,448	$10,152	$43,265	$10,017	$9,787	$11,762	**$11,989**	**$43,555**
Period-end Acres										
Fee	477	474	472	415	415	414	406	395	**392**	**392**
Lease	31	30	30	30	30	27	26	26	**25**	**25**
Wholly-owned Total	508	504	502	445	445	441	432	421	**417**	**417**
Joint venture interest	6	6	1,106	1,105	1,105	1,104	1,100	1,094	**1,092**	**1,092**
Total	514	510	1,608	1,550	1,550	1,545	1,532	1,515	**1,509**	**1,509**

8 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

REAL ESTATE OVERVIEW

	2018					2019				
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	YTD
Recurring Timberland Sales *										
Gross sales ('000s)	$4,252	$6,834	$3,818	$2,616	$17,520	$2,090	8,224	2,264	**4,994**	**$17,572**
Acres sold	2,200	3,100	1,900	1,300	8,500	900	4,000	1,100	**3,200**	**9,200**
% of fee acres [(1)]	0.5%	0.7%	0.4%	0.3%	1.8%	0.2%	0.9%	0.2%	**0.9%**	**2.2%**
Price per acre	$1,955	$2,199	$1,967	$2,064	$2,064	$2,236	$2,072	$2,166	**$1,588**	**$1,920**
Margin on sale [(4)]	26%	23%	16%	27%	23%	25%	16%	11%	**10%**	**14%**
Average hold (years)	6	5	4	8	5	7	6	6	**3**	**5**
Stocking (tons/acre) [(2)]	13	30	28	36	26	52	26	24	**53**	**37**
Pine Stocking (tons per acre)	7	23	25	24	19	35	14	17	**-**	**12**
Pulpwood (%)	62%	43%	58%	61%	53%	42%	46%	37%	**47%**	**43%**
Sawtimber (%)	38%	57%	42%	39%	47%	58%	54%	63%	**53%**	**57%**
Hardwood Stocking (tons per acre)	6	7	3	12	7	17	12	7	**53**	**26**
Pulpwood (%)	59%	69%	54%	57%	62%	84%	61%	73%	**74%**	**72%**
Sawtimber (%)	41%	31%	46%	43%	38%	16%	39%	27%	**26%**	**28%**
Timber Reservations Entered During Period [(3, 5)]										
Tons	9,100	6,600	10,300	213,000	239,000	-	5,900	47,300	**8,800**	**62,000**
Book Basis ('000)	$112	$88	$207	$2,762	$3,169	$-	$69	$392	**$105**	**$566**
Timber Reservations Remaining at Period End [(5)]										
Tons	-	-	28,500	217,800	217,800	207,300	197,800	215,400	**206,200**	**206,200**
Book Basis ('000)	$-	$-	$898	$2,779	$2,779	$2,557	$2,484	$2,601	**$2,521**	**$2,521**

* Excludes large dispositions.

1. Calculated using average fee acres owned during the respective period.
2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable.
3. Represents timber reservations added in respective period related to land sold.
4. Excludes value of timber reservations.
5. Includes volumes from large dispositions.

9 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

CatchMark

SOLID CAPITAL POSITION

Credit Metrics

Fixed charge coverage ratio[1]	3.1x
Net Debt[2]/Adjusted EBITDA[3,4]	7.9x
Net Debt[2]/Enterprise value[5]	44%
Weighted average cost of debt[6]	3.07%
Interest rate mix[7]	Fixed: 60% / Floating: 40%

Allocation of Capital



Millions
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
6%
94%
6%
19%
72%
3%
2%
12%
83%
2%
1.5%
23.5%
69%
6%
1%
8%
90%
1%
9%
12%
73%
6%
2014
2015
2016
2017
2018
2019
Investments
Dividends
Share Repurchases
CAPEX

Credit Facilities and Maturity Schedule



Total Credit Facilities of $643.6 Million
Weighted-Average Life of Outstanding Debt is 6.0 Years
$ Millions
250
200
150
100
50
0
No debt maturities until late 2024. Well-laddered maturity schedule: No more than 23% of total capacity due in any one year.
$200M Acquisition Facility
$100M Term Loan
$140M Term Loan
$150.1M
$100M Term Loan
$68.6M Term Loan
$49.9M
$35M LOC
$0
$0
$0
$0
$0
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Debt Available
Debt Outstanding

1. Calculated using trailing twelve-month Adjusted EBITDA divided by trailing twelve-month cash paid for interest as of 12/31/2019
2. Net debt equals outstanding borrowings net of cash on hand as of 12/31/2019.
3. Trailing twelve-month Adjusted EBITDA as of 12/31/2019.
4. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
5. Enterprise value is based on equity market capitalization plus net debt as of 12/31/2019.
6. After consideration of effects of interest rate swaps and patronage refund, as of 12/31/2019.
7. As of 12/31/2019.

10

CatchMark

2020 OUTLOOK

COMPANY GUIDANCE	Projected 2020	Actual 2019	Change	Change %
Harvest Volume ('000 tons)	**2,300 – 2,500**	2,243	57 – 257	3% – 11%
Sawtimber mix – U.S. South	**45%**	40%	5%	13%
Sawtimber mix – Pacific Northwest	**95%**	88%	7%	8%
Land Sales ('000)	**$15,000 – $17,000**	$17,572	$(2,572) – $(572)	(15)% – (3)%
Asset Management Fees ('000)	**$11,000 – $12,000**	$11,948	$(948) – $52	(8)% – 0%
Net Loss ('000)(4)	**$(8,500) – $(14,500)**	$(93,321)	$(84,821) – $(78,821)	(91)% – (84)%
Adjusted EBITDA ('000)(1)	**$48,000 – $56,000**	$56,906	$(8,906) – $(906)	(16)% – 2%
Income from Unconsolidated Dawsonville Bluffs joint venture ('000)(2)	**$0 – $100**	$978	$(978) – $(878)	(100)% – (90)%
Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture ('000)(3)	**$0 – $500**	$4,801	$(4,801) – $(4,301)	(100)% – (90)%

All numbers shown in thousands except for % change.
1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to net income (loss).
2. Income from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share and is included in CatchMark's GAAP net loss presented above.
3. Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share, is included in CatchMark's Adjusted EBITDA presented above and is a non-GAAP measure calculated by adding back projected basis of mitigation bank credits sold to CatchMark's income from unconsolidated Dawsonville Bluffs joint venture presented above.
4. Includes HLBV losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.

11 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

CatchMark

Appendix 12

DEFINITIONS OF NON- GAAP MEASURES Adjusted EBITDA: Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion, significant income (losses) from unconsolidated joint ventures based on HLBV, and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: • Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; • Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and • Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. • Although HLBV income and losses are primarily hypothetical and non-cash in nature, Adjusted EBITDA does not reflect cash income or losses from unconsolidated joint ventures for which we use the HLBV method of accounting to determine our equity in earnings. • Adjusted EBITDA does not reflect the cash requirements necessary to fund post-employment benefits or transaction costs related to acquisitions, investments, joint ventures or new business initiatives, which may be substantial. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. Cash Available for Distribution (CAD): Cash provided by operating activities adjusted for capital expenditures (excluding timberland acquisitions), working capital changes, cash distributions from unconsolidated joint ventures and certain cash expenditures that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 13 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(in thousands unless otherwise noted)	2015	2016	2017	2018	2019	Q4 2018	Q4 2019	Projected 2020
Net loss	$(8,387)	$(11,070)	$(13,510)	$(122,007)	**$(93,321)**	$(38,218)	**$(11,804)**	$(8,500) – $(14,500)
Add:								
Depletion	27,091	28,897	29,035	25,912	**28,064**	6,028	**8,531**	30,000 – 33,000
Interest expense [1]	2,924	5,753	10,093	13,643	**17,058**	4,889	**4,071**	16,000
Amortization [1]	765	1,093	1,270	2,821	**1,786**	289	**800**	—
Income tax benefit	—	—	—	—	**(1,127)**	—	**(1,127)**	—
Depletion, amortization, and basis of timberland and mitigation credits sold included in loss from unconsolidated joint venture [2]	—	—	865	4,195	**3,823**	310	**276**	—
Basis of timberland sold, lease terminations and others [3]	8,886	10,089	10,112	13,053	**14,964**	2,282	**4,635**	11,000
Stock-based compensation expense	889	1,724	2,786	2,689	**2,790**	518	**838**	3,000
(Gain) loss from large dispositions [4]	—	—	—	390	**(7,961)**	390	—	(500) – (1,500)
HLBV loss from unconsolidated joint venture [5]	—	—	—	109,550	**90,450**	32,795	**8,650**	—
Other [6]	111	322	1,319	(460)	**380**	137	**265**	3,000
Adjusted EBITDA	$32,279	$36,808	$41,970	$49,786	**$56,906**	$9,420	**$15,135**	$48,000 – $56,000

1. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of operating lease assets and liabilities, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the accompanying consolidated statements of operations. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses.
2. Reflects our share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawsonville Bluffs Joint Venture.
3. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses.
4. Large dispositions are sales of blocks of timberland properties in one or several transactions with the objective to generate proceeds to fund capital allocation priorities. Large dispositions may or may not have a higher or better use than timber production or result in a price premium above the land's timber production value. Such dispositions are infrequent in nature, are not part of core operations, and would cause material variances in comparative results if not reported separately.
5. Reflects HLBV (income) losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.
6. Includes certain cash expenses paid, or reimbursement received, that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including post-employment benefits and costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business initiatives.

14 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

CatchMark™

SELECTED ANNUAL DATA 2015 2016 2017 2018 2019 Timber Sales Volume ('000 tons) Consolidated Pulpwood 1,131 1,360 1,424 1,356 1,310 Sawtimber 709 867 927 819 933 Total 1,840 2,227 2,351 2,175 2,243 South Pulpwood 1131 1360 1,424 1356 1,302 Sawtimber 709 867 927 817 873 Total 1,840 2,227 2,351 2,173 2,175 Pacific Northwest Pulpwood - - - - 8 Sawtimber - - - 2 60 Total - - - 2 68 Productivity (ton per acre/year) South 4.5 4.8 4.7 4.6 5.0 Pacific Northwest - - - 0.4 3.8 Delivered vs Stumpage Consolidated Delivered % as of total volume 60% 64% 74% 80% 71% Stumpage % as of total volume 40% 36% 26% 20% 29% South Delivered % as of total volume 60% 64% 74% 80% 71% Stumpage % as of total volume 40% 36% 26% 20% 29% Pacific Northwest Delivered % as of total volume - - - 0% 88% Stumpage % as of total volume - - - 100% 12% Haul Distance South 36 36 38 41 32 Pacific Northwest - - - - 72 1. Acquisitions amounts are exclusive of transaction costs. 2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable. 15 3. Calculated using average fee acres owned during respective period. 4. Excludes value of timber reservations.

SELECTED ANNUAL DATA (CONT'D)

	2015	2016	2017	2018	2019
Sold Under Timber Supply Agreements					
Consolidated					
Volume	603	485	729	707	**591**
% of total volume	33%	22%	31%	33%	**26%**
South					
Volume	603	485	729	707	**591**
% of total volume	33%	22%	31%	33%	**26%**
Pacific Northwest					
Volume	-	-	-	-	**-**
% of total volume	-	-	-	-	**-**
Sales Price ($ per ton)					
South – Net Timber Sales Price					
Pulpwood	$13	$14	$13	$14	**$14**
Sawtimber	$26	$24	$24	$24	**$24**
Pacific Northwest – Delivered Timber Sales Price					
Pulpwood	$-	$-	$-	$-	**$32**
Sawtimber	$-	$-	$-	$-	**$88**
Direct Timber Acquisitions (1)					
South					
Gross acquisitions ('000s)	$73,305	$141,013	$71,648	-	**$1,925**
Acres acquired	42,900	81,900	30,600	-	**900**
Price per acre	$1,709	$1,721	$2,341	-	**$2,185**
Stocking (tons/acre) (2)	43	42	69	-	**54**
% of pulpwood	51%	54%	34%	-	**30%**
% of sawtimber	49%	46%	66%	-	**70%**
Pacific Northwest					
Gross acquisitions ('000s)	$-	$-	$-	$89,700	**$-**
Acres acquired	-	-	-	18,100	**-**
Price per acre	$-	$-	$-	$4,956	**$-**
Stocking (tons/acre) (2)	-	-	-	38	**-**
% of pulpwood	-	-	-	17%	**-**
% of sawtimber	-	-	-	83%	**-**
Joint Venture Investments					
Gross acquisitions ('000s)	$-	$-	$20,000	$1,389,500	**$-**
Acres acquired	-	-	11,000	1,099,800	**-**
Price per acre	$-	$-	$1,813	$1,263	**$-**
Stocking (tons/acre) (2)	-	-	49	35	**-**
% of pulpwood	-	-	57%	49%	**-**
% of sawtimber	-	-	43%	51%	**-**

1. Acquisitions amounts are exclusive of transaction costs.
2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable.
3. Calculated using average fee acres owned during respective period.
4. Excludes value of timber reservations.

16

CatchMark

SELECTED ANNUAL DATA (CONT’D) 2015 2016 2017 2018 2019 Timberland Sales Gross sales ('000s) $11,845 $12,515 $14,768 $17,520 $17,572 Acres sold 6,400 7,300 7,700 8,500 9,200 % of fee acres (3) 1.7% 1.7% 1.7% 1.8% 2.2% Price per acre (4) $1,849 $1,718 $1,924 $2,064 $1,920 Margin on sale (4) 18% 17% 29% 23% 14% Average hold (years) 6 8 7 5 5 Stocking (tons/acre) (2) 33 20 27 26 37 Pine Stocking (tons per acre) (2) 21 8 14 19 12 Pulpwood (%) 56% 25% 32% 53% 43% Sawtimber (%) 44% 75% 68% 47% 57% Hardwood Stocking (tons per acre) (2) 11 12 12 7 26 Pulpwood (%) 77% 80% 68% 62% 72% Sawtimber (%) 23% 20% 32% 38% 28% Timber reservation ('000s tons) 7 113 23 239 62 Timber reservation book basis ('000) $74 $2,536 $243 $3,169 $566 Period-end Acres South Fee 401 468 479 415 392 Lease 24 32 31 30 25 425 500 510 445 417 Pacific Northwest Fee - - - 18 18 Direct-owned Total 425 500 510 463 435 Joint Venture Interest - - 11 1,105 1,092 Total 425 500 521 1,568 1,527 1. Acquisitions amounts are exclusive of transaction costs. 2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable in the U.S. South. 17 3. Calculated using average fee acres owned during respective period. 4. Excludes value of timber reservations.

SELECTED ANNUAL DATA (CONT’D) 2015 2016 2017 2018 2019 Average Pine Planation Age - South 14 14 14 14 14 Average Site Index South 72 72 72 73 75 Pacific Northwest - - - 118 118 Period-end Merchantantable Timber Inventory ('000s) Volume ('000s tons) 16,773 20,309 21,206 19,751 18,577 Tons/acre 40 41 42 42 43 % sawtimber 48% 49% 49% 49% 53% NCREIF Average Value Per Acre South $1,777 $1,778 $1,781 $1,777 $1,810 Pacific Northwest $2,610 $2,621 $2,787 $2,936 $2,939 1. Acquisitions amounts are exclusive of transaction costs. 2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable. 18 3. Calculated using average fee acres owned during respective period. 4. Excludes value of timber reservations.

EQUITY ANALYST COVERAGE Craig Kucera B. Riley FBR, Inc. 703.312.1635 craigkucera@brileyfbr.com Anthony Pettinari Citi 212.816.4693 anthony.pettinari@citi.com Collin Mings Raymond James 727.567.2585 collin.mings@raymondjames.com Paul C. Quinn RBC Dominion Securities Inc. 604.257.7048 paul.c.quinn@rbccm.com David B. Rodgers, CFA Robert W. Baird & Co. 216.737.7341 drodgers@rwbaird.com Simon Yarmak Stifel, Nicolaus & Company, Inc. 443.224.1345 yarmaks@stifel.com 19 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

COMPANY INFORMATION

ABOUT US	CatchMark (NYSE: CTT) seeks to deliver consistent and growing per share cash flow from disciplined acquisitions and superior management of prime timberlands located in high demand U.S. mill markets. Headquartered in Atlanta and focused exclusively on timberland ownership and management, CatchMark began operations in 2007 and owns interests in 1.5 million acres* of timberlands located in Alabama, Florida, Georgia, North Carolina, Oregon, South Carolina, Tennessee and Texas.
MANAGEMENT	**Brian M. Davis** Chief Executive Officer, President and Director **Todd P. Reitz** Chief Resources Officer and Senior Vice President **Ursula Godoy-Arbelaez** Chief Financial Officer, Senior Vice President, and Treasurer **Lesley H. Solomon** General Counsel and Secretary
CONTACT	5 Concourse Parkway Suite 2650 Atlanta, GA 30328 855.858.9794 www.catchmark.com info@catchmark.com

* As of 12/31/2019

20 FINANCIAL SUPPLEMENT | FOURTH QUARTER 2019

CatchMark